TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Reduced tax rate	15.00%	15.00%	15.00%
Reduced income tax due to tax rate reduction	$ 234,099	$ 101,398	$ 105,864
Net income per share basic and diluted	$ 0.04	$ 0.02	$ 0.02
Hong Kong [Member]
Income tax rate	16.50%	16.50%	16.50%